Exhibit 21.1

(Page 1 of 2)

SUBSIDIARIES OF MAGUIRE PROPERTIES, INC.

Subsidiaries	Jurisdiction In Which Organized	Percentage of Voting Securities Owned Directly or Indirectly by Maguire Properties, Inc.
Maguire Properties, L.P.	Maryland	87.8%
Maguire Properties Services, Inc.	Maryland	100.0%
Maguire MO Manager, LLC	Delaware	100.0%
Maguire Macquarie Management, LLC	Delaware	50.0%
Maguire Properties – Plaza Las Fuentes Services, LLC	Delaware	100.0%
Maguire Properties – 777 Tower, LLC	Delaware	100.0%
Maguire Properties – 355 S. Grand Junior Mezzanine, LLC	Delaware	100.0%
Maguire Properties – 355 S. Grand Mezzanine, LLC	Delaware	100.0%
Maguire Properties – 355 S. Grand, LLC	Delaware	100.0%
North Tower Mezzanine, LLC	Delaware	100.0%
North Tower, LLC	Delaware	100.0%
Maguire Properties – Glendale, LLC	California	100.0%
Maguire Properties – 611 N. Brand Mezzanine, LLC	Delaware	100.0%
Maguire Properties – 611 N. Brand, LLC	Delaware	100.0%
Maguire Properties – Glendale II, LLC	Delaware	100.0%
Maguire Partners – Plaza Las Fuentes, LLC	Delaware	100.0%
Maguire Properties – 350 S. Figueroa Mezzanine, LLC	Delaware	100.0%
Maguire Properties – 350 S. Figueroa, LLC	Delaware	100.0%
Maguire Properties – Park Place Parking, LLC	Delaware	100.0%
Maguire Properties – Park Place Shops, LLC	Delaware	100.0%
Maguire Properties – 3121 Michelson, LLC	Delaware	100.0%
Maguire Properties – Irvine MV Development, LLC	Delaware	100.0%
Maguire Properties – 17885 Von Karman, LLC	Delaware	100.0%
Maguire Properties – 555 W. Fifth Mezzanine, LLC	Delaware	100.0%
Maguire Properties – 555 W. Fifth, LLC	Delaware	100.0%
New BHE, LLC	Delaware	100.0%
Bunker Hill Junior Mezzanine, LLC	Delaware	100.0%
Bunker Hill Senior Mezzanine, LLC	Delaware	100.0%
Library Square Associates, LLC	Delaware	100.0%
Maguire Properties – 9775 Scranton, LLC	Delaware	100.0%
Maguire Properties – 9755 Scranton, LLC	Delaware	100.0%
Maguire Properties Holdings I, LLC	Delaware	100.0%
Maguire Properties – 207 Goode, LLC	Delaware	100.0%
Maguire Properties – 755 S. Figueroa, LLC	Delaware	100.0%
Maguire Properties – PacArts West, LLC	Delaware	100.0%
Maguire Properties Holdings II, LLC	Delaware	100.0%
Maguire Properties TRS Holdings, Inc.	Maryland	100.0%
Maguire Properties – 700 N. Central, LLC	Delaware	100.0%
Maguire Properties – 801 N. Brand, LLC	Delaware	100.0%
Maguire Properties – 701 N. Brand, LLC	Delaware	100.0%
Maguire Properties – Mission City Center, LLC	Delaware	100.0%
Maguire Properties – Pacific Arts Plaza, LLC	Delaware	100.0%
Maguire Properties – 2385 Northside, LLC	Delaware	100.0%

(Page 2 of 2)

SUBSIDIARIES OF MAGUIRE PROPERTIES, INC.

Subsidiaries	Jurisdiction In Which Organized	Percentage of Voting Securities Owned Directly or Indirectly by Maguire Properties, Inc.
Maguire Properties Holdings III, LLC	Delaware	100.0%
Maguire Properties – 4050 W. Metropolitan, LLC	Delaware	100.0%
Maguire Properties – 500 Orange Center Development, LLC	Delaware	100.0%
Maguire Properties – Stadium Towers II, LLC	Delaware	100.0%
Maguire Properties – Brea Corporate Center Development, LLC	Delaware	100.0%
Maguire Properties – Brea Financial Development, LLC	Delaware	100.0%
Maguire Properties Holdings IV, LLC	Delaware	100.0%
MP – 2600 Michelson Mezzanine, LLC	Delaware	100.0%
Maguire Properties – 2600 Michelson, LLC	Delaware	100.0%
Maguire Properties – Two Cal Plaza, LLC	Delaware	100.0%
Maguire Properties – Griffin Towers Junior Mezzanine, LLC	Delaware	100.0%
Maguire Properties – Griffin Towers Senior Mezzanine, LLC	Delaware	100.0%
Maguire Properties – Griffin Towers, LLC	Delaware	100.0%
Maguire Properties – Brea Financial Commons, LLC	Delaware	100.0%
Maguire Properties – Brea Corporate Place, LLC	Delaware	100.0%
Maguire Properties – 500 Orange Tower, LLC	Delaware	100.0%
Maguire Properties – 550 S. Hope, LLC	Delaware	100.0%
Maguire Properties – Stadium Towers Mezzanine, LLC	Delaware	100.0%
Maguire Properties – Stadium Towers, LLC	Delaware	100.0%
Maguire Properties TRS Holdings II, Inc.	Maryland	100.0%
MP – City Tower Mezzanine, LLC	Delaware	100.0%
Maguire Properties – City Tower, LLC	Delaware	100.0%
Maguire Properties – 3800 Chapman, LLC	Delaware	100.0%
Maguire Properties – City Tower II, LLC	Delaware	100.0%
Maguire Properties – 18301 Von Karman, LLC	Delaware	100.0%
DH Von Karman Maguire, LLC	Delaware	1.0%
DH Von Karman Holding, LLC	Delaware	1.0%
DH Von Karman Member SPE, LLC	Delaware	1.0%
DH Von Karman SPE, LLC	Delaware	1.0%
Maguire Properties Holdings V, LLC	Delaware	100.0%
Maguire Macquarie Office LLC	Delaware	20.0%
Maguire Properties – Denver Center, LLC	Delaware	20.0%
Maguire Properties – Irvine MV Campus, LLC	Delaware	20.0%
Maguire Properties – One Cal Plaza, LLC	Delaware	20.0%
Maguire Properties – San Diego Tech Center, LLC	Delaware	20.0%
Maguire Macquarie/Cerritos I, LLC	Delaware	20.0%
Maguire Properties – Stadium Gateway, L.P.	Delaware	20.0%
Maguire Properties – Stadium Gateway, LLC	Delaware	20.0%
Maguire Macquarie TRS Services, Inc.	Maryland	20.0%

Note:	All of the subsidiaries listed above are included in our consolidated financial statements. Inactive subsidiaries have not been included in the above list.